                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           INDUSTRIAL DATA SYSTEMS CORPORATION

                                    May 20, 1999


Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders ("Annual Meeting") of Industrial Data Systems Corporation to be held at 2:00 p.m. on Tuesday, June 8, 1999, at the corporate offices of the Company, 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013.

     At the Annual Meeting, the shareholders will be asked to elect five directors. The Notice of 1999 Annual Meeting of Shareholders and the Proxy Statement on the following pages describe the nominees for election to our Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE IN FAVOR OF EACH OF THE NOMINATED DIRECTORS.

     Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating, and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card.
You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

     We look forward to your attendance at the meeting.

                                   Sincerely,

                                   /s/ William A. Coskey

                                   William A. Coskey
                                   President and Chief Executive Officer


                                     IMPORTANT

     A PROXY CARD IS ENCLOSED HEREWITH. ALL SHAREHOLDERS ARE URGED TO COMPLETE AND MAIL THE PROXY CARD PROMPTLY. THE ENCLOSED ENVELOPE FOR RETURN OF THE PROXY CARD REQUIRES NO POSTAGE. ANY SHAREHOLDER ATTENDING THE ANNUAL MEETING MAY PERSONALLY VOTE ON ALL MATTERS THAT ARE CONSIDERED, IN WHICH EVENT THE SIGNED PROXY WILL BE REVOKED.

                        INDUSTRIAL DATA SYSTEMS CORPORATION
                              600 CENTURY PLAZA DRIVE
                                    BUILDING 140
                             HOUSTON, TEXAS 77073-6013

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD JUNE 8, 1999
          ----------------------------------------------------------------

To the Shareholders of
Industrial Data Systems Corporation

     Notice is hereby given that the 1999 Annual Meeting of Shareholders ("Annual Meeting") of Industrial Data Systems Corporation, a Nevada corporation (the "Company), will be held in the corporate offices of Company, at 600 Century Plaza Drive, Houston, Texas 77073-6013 on June 8, 1999, at 2:00 p.m., Central Standard Time, for the following purposes:

     1. To elect five directors to the Board of Directors of the Company to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. The nominees for director are William A. Coskey, P.E., Hulda L. Coskey, David W. Gent, P.E., Gordon R. Wingate, and Ken
J. Hedrick.

     2. To approve and ratify the appointment of Hein + Associates LLP as the Company's independent auditors.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     A record of shareholders has been taken as of the close of business on April 27, 1999 and only those shareholders of record on that date will be entitled to notice of and to vote at the meeting. A shareholders list will be available at the offices of the Company commencing June 4, 1999 and may be inspected during the normal business hours prior to the annual meeting.

     ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT EVEN IF YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY SIGNING AND RETURNING A LATER-DATED PROXY WITH RESPECT TO THE SAME SHARES, BY FILING WITH THE SECRETARY OF INDUSTRIAL DATA SYSTEMS CORPORATION A WRITTEN REVOCATION BEARING A LATER DATE OR BY ATTENDING AND VOTING IN PERSON AT THE ANNUAL MEETING. SHAREHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE PREVIOUSLY SENT IN A PROXY CARD.


                                   By Order of the Board of Directors,

                                   /s/ Hulda L. Coskey


                                   Hulda L. Coskey
                                   SECRETARY
Houston, Texas
Date: May 20, 1999

                         INDUSTRIAL DATA SYSTEMS CORPORATION
                       600 CENTURY PLAZA DRIVE, BUILDING 140
                             HOUSTON, TEXAS 77073-6013

                           ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON TUESDAY, JUNE 8, 1999
                             -------------------------
                                  PROXY STATEMENT
                             -------------------------

     This Proxy Statement and accompanying Proxy are solicited by the Management of Industrial Data Systems Corporation ("IDS" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on Tuesday, June 8, 1999 at 2:00 p.m. at the principal executive offices of the Company, 600 Century Plaza Drive, Building 140, Houston, Texas 77073, and at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and the accompanying Notice of Annual Meeting. This Proxy Statement and accompanying Proxy are being mailed on or about May 20, 1999, to shareholders of record on April 27, 1999.

     SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Your executed Proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company, at the Company's principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date. The execution of the enclosed Proxy will not affect your right to vote in person, should you find it convenient to attend the Meeting and desire to vote in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

     The purpose of the Annual Meeting is to elect five directors to serve one-year terms until the next Annual Meeting, or until their respective successors shall be elected and qualified; and considering and acting upon the ratification of the Company's independent auditors.

     The Company intends to solicit proxies principally by the use of the mails and will bear all expenses in connection with such solicitations. In addition, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements have been made with banks, brokerage houses and other custodians and nominees to forward copies of the Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 1998, to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse the foregoing persons for their reasonable expenses, upon request.


                                 VOTING SECURITIES

     On April 27, 1999, the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 13,073,718 shares of the Company's Common Stock ("Common Stock") were outstanding. Shareholders are entitled to one vote per share on all matters to be considered at the Meeting. Shareholders are not entitled to cumulative voting.

     In accordance with the Company's Articles of Incorporation, a majority of the shares entitled to vote represented in person or by proxy shall constitute a quorum at a meeting of shareholders. Any action to be taken by shareholders of the corporation at the Annual Meeting requires the vote or concurrence of the holders of a majority of the outstanding shares entitled to vote thereon.
Except as otherwise specified by law, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. If a quorum is present, directors are elected by a majority of the votes cast by the shares entitled to vote.

     The shareholders shall also vote to ratify the selection of Independent Auditors. As to any other business which may properly come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment. Management of the Company does not presently know of any other such business.

     The shares represented by an executed proxy will be voted for the election of directors, or withheld if so specified, and to approve and ratify the selection of Independent Auditors. If no specification is made in said proxy, the proxy will be voted "FOR" the nominees listed herein, and "FOR" the selection and ratification of Hein + Associates, LLP, Certified Public Accountants.


                               ELECTION OF DIRECTORS

     At the meeting, five directors are to be elected, each director to hold office until the next Annual Meeting of Shareholders or until his successor is elected and qualified. The persons named in the accompanying proxy have been designated by the Board of Directors and, unless authority is withheld, they intend to vote for the election of the nominees named below to the Board of Directors. If any nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy, or the board may be reduced accordingly; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH NOMINEE FOR DIRECTOR.

INFORMATION REGARDING DIRECTORS AND NOMINEES

     The Board of Directors of the Company presently consists of 5 members.
Five Directors are to be elected at the Meeting, each for a term expiring at the next Annual Meeting.

     The following table and the notes thereto state the names of all the persons proposed to be nominated for election as Directors. Also disclosed are their ages, all positions and offices with the Company now held by them, their principal occupations or employment within at least the five preceding years and the dates upon which they became directors of the Company.


 NAME                           AGE   DIRECTOR SINCE  POSITION HELD
 ----                           ---   --------------  -------------
 William A. Coskey, P.E. (1)    46         1985       Chairman of the Board,
                                                      Chief Executive Officer
                                                      and President
 Hulda L. Coskey (1)            44         1985       Chief Financial Officer,
                                                      Secretary, Treasurer,
                                                      Director
 David W. Gent, P.E. (2)        46         1994       Director
 Gordon R. Wingate (2)          43         1998       Director
 Ken J. Hedrick (3)             52         1998       Controller, Director


(1)  William A. Coskey and Hulda L. Coskey are husband and wife.
(2)  Member of Audit Committee.
(3) Appointed by the Board on August 26, 1998 to fill the vacancy left by the resignation of Rex S. Zerger.

     WILLIAM A. COSKEY is the founder of the Company and has served as Chairman of the Board, Chief Executive Officer and President since the Company's formation in September 1985. Mr. Coskey also serves as President and Director of the Company's subsidiaries: Industrial Data Systems, Inc.; IDS Engineering, Inc.; Thermaire, Inc., Constant Power Manufacturing Corporation and IDS Fabricated Systems, Inc. Prior to founding the Company, Mr. Coskey served as Manager of Corporate Development for Keystone International, Inc., a public company listed on the New York Stock Exchange, and was responsible for all acquisition and merger activities of Keystone International, Inc. during the period 1984 to 1985. Mr. Coskey had formerly held the position of President of Syntech Associates, Inc., an engineering services company located in Houston, Texas for the period 1979 to 1984. Mr. Coskey, an Honors Graduate, received a B.S. in Electrical Engineering from Texas A&M University in 1975. He is a Registered Professional Engineer, and is also a member of the Instrument Society of America. William A. Coskey is the spouse of Hulda L. Coskey.

     HULDA L. COSKEY has served as Chief Financial Officer and
Secretary/Treasurer of the Company since June 1994. During her thirteen years with the Company and its predecessors, Mrs. Coskey has served in the following capacities within the Company's subsidiaries: Vice President, Secretary/Treasurer, and Director of Industrial Data Systems, Inc.; Vice President, Secretary, and Director of IDS Engineering, Inc.;

Secretary/Treasurer and Director of Thermaire, Inc., Secretary and Director of Constant Power Manufacturing Corporation, and Secretary/Treasurer and Director of IDS Fabricated Systems, Inc. Her primary responsibilities include SEC reporting, investor relations, and other corporate secretary functions. In prior years, Mrs. Coskey has been responsible for management and supervision of the Company's operations, including but not limited to all accounting, finance and personnel functions. Prior to joining the Company, she served the banking industry in the Houston area both as a Loan Review Officer, and as a Credit Officer. Mrs. Coskey majored in Accounting at the University of Houston. Mrs. Coskey serves as a committee member for various civic organizations. Hulda L. Coskey is the spouse of William A. Coskey.

     DAVID W. GENT, P.E. has served as a director of the Company since June 1994 and is a member of the Audit Committee. Since September 1991, Mr. Gent has held the position of Director of International Engineering and Chief Information Officer of Bray International, Inc., located in Houston, Texas, with the responsibility of overseeing several departments that include Engineering, Information Services, and Quality Control. Mr. Gent founded SofTest Designs Corporation, a privately held electronic test equipment company, in 1980 and has served as a director since its inception and as its President for the period 1986 to 1991. Prior to 1986, Mr. Gent was General Manager of the USA Controls Division of Keystone International, Inc. Mr. Gent, an Honors Graduate, received a B.S. in Electrical Engineering from Texas A&M University in 1975 and an MBA from Houston Baptist University. He is a Registered Professional Engineer, and a Senior member of the Instrument Society of America. Mr. Gent serves on the Texas A&M University Electrical Engineering Department Advisory Council, the Bray International, Inc. 401(k) committee, and as a Bray representative on various councils including Fieldbus Foundation and the Open DeviceNet Vendors Association. He also holds several patents in the field of industrial flow controls.

     GORDON R. WINGATE has served on the Board of Directors since June 1998 and is a member of the Audit Committee. Mr. Wingate has served as President and Chief Executive Officer of SynchroNet since 1989. SynchroNet is a Novell Gold Authorized Reseller which provides advanced network management solutions to businesses in the Houston and surrounding areas. Prior to this time Mr. Wingate owned and operated Wingate Services, a computer cabling and installation provider, which in 1986 changed its name to Synergy Computer Services and became involved with system design and computer integration. Mr. Wingate earned his Bachelors of Arts degree from the University of Texas at Austin. He also holds certifications in both sales and service from Novell, Microsoft, Compaq, Hewlett Packard and other major computer manufacturers.

     KEN HEDRICK has served as Corporate Controller of Industrial Data Systems Corporation since December 1997. Mr. Hedrick was appointed as an interim Director upon the resignation of Rex S. Zerger in August 1998. Beginning his career in public accounting over 20 years ago, Mr. Hedrick worked on auditing assignments and on management consulting projects while in the public sector. Moving into the private business sector, Mr. Hedrick has held Chief Financial Officer, General Manager and Controller positions with public and privately held companies primarily in the construction and the manufacturing industries. In these various positions, Mr. Hedrick has been responsible for start-up operations, information systems conversion and implementation, as well as typical financial, accounting and general administrative functions. Mr. Hedrick received a B.B.A. degree in Accounting and Management from Southwest Texas State University in 1970 and received a C.P.A. certification in 1973.

DIRECTOR'S COMPENSATION

     Employee directors of the Company do not receive any additional compensation for their services as a member of the Board of Directors of the Company. Independent directors do not receive any compensation for each board meeting attended, nor do they receive compensation for each committee meeting attended. The Company does not pay out-of-pocket expenses incurred by independent directors to attend board and committee meetings. As specified in the Industrial Data Systems Corporation 1998 Incentive Plan, non-employee directors are eligible to receive nonstatutory stock options. Under the Plan, Awards may be granted to directors of the Company and its majority-owned subsidiaries. As of April 27, 1999 no options have been awarded and no shares have been issued under the plan.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During 1998, there was one meeting of the Board of Directors and six actions taken by unanimous consent. All incumbent directors were present at the meeting of the Board of Directors, except for Mr. Gent who was unable to attend due to prior business commitments. The Board of Directors has established a standing Audit Committee. The Board does not have an Executive Committee, a Nominating Committee, or a Compensation Committee. Compensation for the past several years for the Company's executive officers and employees has been determined by the President and Chief Executive Officer.

     AUDIT COMMITTEE. The Audit Committee receives and considers financial reports of the independent auditors and approves the consolidated financial statements of the Company. The members of this Committee are Messrs. David W. Gent and Gordon R. Wingate, both of whom are independent directors. The committee met one time during 1998. Both directors were present.

BENEFICIAL OWNERSHIP OF SHARES

     The directors and officers of the Company are not aware of any person or company that beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than five percent (5%) of the voting rights attached to the Common Stock of the Company as at the close of business on April 27, 1999 other than:



                        NAME AND ADDRESS OF         AMOUNT AND NATURE
TITLE OF CLASS          BENEFICIAL OWNER           BENEFICIAL OWNERSHIP     PERCENT OF CLASS
--------------          ----------------           --------------------     ----------------
    Common      Alliance 2000, Ltd. (1)                   9,500,100                72.7%
                William A. Coskey, P.E. (1) (2)
                Hulda L. Coskey (1)
                600 Century Plaza Drive,
                Building 140
                Houston, Texas 77073-6013

    Common      David W. Gent, P.E.                           0                     0.0%

    Common      Gordon R. Wingate                             0                     0.0%

    Common      Ken J. Hedrick                                0                     0.0%

 All executive officers and directors as a group          9,500,100                72.7%
----------------------------------------------------



(1) Alliance 2000, Ltd. is the record holder of 9,500,000 shares, shown above. William A. Coskey and Hulda L. Coskey Serve as General Partners of Alliance 2000, Ltd.
(2) Includes 100 shares owned by William A. Coskey purchased on June 16, 1998 at the time the Company became listed with the American Stock Exchange.


                               EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

          The following table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to, the Company's Chief Executive Officer, the most highly compensated executive officer of the Company and the only executive officer whose aggregate cash compensation exceeded $100,000 (the "Named Executive Officers") during the years ended December 31, 1996, 1997 and 1998.


                                          ANNUAL COMPENSATION
                                  -------------------------------------
 NAME AND PRINCIPAL POSITION                                                OTHER ANNUAL     ALL OTHER
 ---------------------------           YEAR          SALARY       BONUS     COMPENSATION    COMPENSATION
                                       ----          ------       -----     ------------    ------------
                                                      ($)          ($)           ($)            ($)
 William A. Coskey, P.E., Chief        1998          109,200        -             -              -
 Executive Officer and President       1997           72,000        -             -              - (1)
                                       1996           72,000        -             -              -



(1) The 1997 Proxy Statement indicated $16,000 was paid as compensation to Mr. Coskey. This amount was actually a fee paid to a company owned by Mr. Coskey for services rendered by that company to the Company.

KEY MAN INSURANCE

     William A. Coskey is a key employee of the Company and the loss of Mr. Coskey's services could adversely affect the Company's business. The Company maintains, and is the beneficiary of, a life insurance policy on the life of Mr. Coskey. The face amount of such policy is $600,000. The continuance of such policy is at the discretion of the Board of Directors and the policy may or may not be maintained in the future.

INCENTIVE PLAN

     Since the approval and adoption of the Industrial Data Systems Corporation 1998 Incentive Plan in June 1998, no options have been awarded and no shares have been issued under the plan.

401(k) PLAN

     On January 1, 1993, the Company adopted a Section 401(k) Profit Sharing Plan and Trust (the "Plan"). The Plan is intended to qualify for tax exemption under Section 401(k) of the Code and is subject to the Employee Retirement Income Security Act of 1974. The Plan is administered by management of the Company and all of the Company's employees who elect to do so are allowed to participate, subject to certain eligibility requirements. Eligible employees may contribute up to 15% of their annual compensation, which is matched by the Company under a defined formula. In addition, the Company may make discretionary contributions to the Plan, for the benefit of all participants, at the election of the Board of Directors. Employee contributions are fully vested at all times and contributions by the Company vest on a schedule of 25% per year over a four-year period, commencing with the second year of employment.


                                CERTAIN TRANSACTIONS

     The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's board.

     As of April 27, 1999, William A. Coskey, Chairman of the Board, Chief Executive Officer, and President of the Company was indebted to the Company for two unsecured promissory notes in an amount totaling $150,000. The notes are due on demand and bear interest at a rate of 9% per annum. The outstanding balance at December 31, 1998 was $150,000 in principal and $24,965 in accrued but unpaid interest. The largest aggregate amount of indebtedness outstanding at any time during the last twelve months by William and Hulda Coskey was $200,000.


              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and 10% beneficial owners ("insiders") to file with the United States Securities and Exchange Commission reports of ownership and change in ownership of equity securities of the Company. Based solely on its review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(e) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, the Company believes that during the year ended December 31, 1998, the Company's Directors and officers complied with all but one of the filing requirements of Section 16. William A. Coskey, who is currently and was at the time, Chairman of the Board, Chief Executive Officer and President of the Company, failed to file timely one report on Form 4. The report related to two sales of an aggregate of 9,400 shares of Common Stock and was filed seven days late. The Company is not aware of any other late filings on Forms 3, 4 or 5.


                     INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company's Articles of Incorporation provide that, to the fullest extent permitted under Nevada corporation law, the Company will indemnify any officer or director who is, was, or is threatened to be made a party to any proceeding because he or she (1) is or was a director or officer, or (2) while a director or officer, at the Company's request, was serving as a director, officer, partner, venturer, proprietor, trustee, employee or agent of another entity.

     The Company's Articles of Incorporation also provide that a director of the Company shall not be personally liable to the Company or its shareholders for monetary damages from breaches of fiduciary duties, except for liability (i) for any breach of the duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or in knowing violation of the law; or (iii) for any transaction from which a director or officer has derived an improper personal benefit.

     Insofar as indemnification for liabilities arising under the Securities Exchange Act of 1934 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

     In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                              APPOINTMENT OF AUDITORS

     The Board of Directors recommends, and unless otherwise directed the designated persons named in the enclosed form of proxy will vote for, the appointment of Hein + Associates LLP, 5075 Westheimer, Suite 970, Houston, Texas 77056, as auditors of the Company to hold office until the next Annual Meeting of Shareholders and to authorize the Directors to fix the remuneration of the auditors so appointed. Hein + Associates LLP has been the Company's auditors since 1994. The auditors will be invited to attend the meeting to make such comments as they deem appropriate and to answer any appropriate questions.


                                   OTHER MATTERS

     To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

     The Company has received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by Management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, Management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the meeting. If any further business is properly presented at the meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

     The next annual meeting of shareholders is expected to be on or about June 8, 2000. Any shareholder proposal intended to be presented at the next annual meeting of shareholders must be received by the Company for inclusion in the Company's proxy materials by March 15, 2000.


                         APPROVAL OF THE BOARD OF DIRECTORS

     The contents of the Proxy Statement have been approved and the mailing thereof to the shareholders of the Company has been authorized by the Board of Directors of the Company.

                                   ANNUAL REPORT

     A copy of the Company's 1998 Annual Report is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy of the Annual Report may obtain one without charge by contacting Hulda L. Coskey, CFO, 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013,
(281) 821-3200, or by email at idscorp@inddata.com.


     DATED at Houston, Texas, the 20th day of May, 1999.


                                   By Order of the Board of Directors,


                                   /s/ Hulda L. Coskey

                                   Hulda L. Coskey
                                   Secretary

                      INDUSTRIAL DATA SYSTEMS CORPORATION (IDS)
                 THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
               ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 8, 1999
                      PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Industrial Data Systems Corporation (the "Company") hereby appoints William A. Coskey, Hulda L. Coskey and/or any of them, attorneys and proxies of the undersigned, each with full power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Industrial Data Systems Corporation to be held at the corporate offices located at 600 Century Plaza Drive, Building 140, Houston, Texas 77073-6013, Tuesday, June 8, 1999, at 2:00 p.m. Central Standard Time, and at any adjournments of said meeting, all of the shares of Common Stock in the name of the undersigned or which the undersigned may be entitled to vote.

1. / / FOR the election (except as indicated below) as directors of William A. Coskey, P.E., Hulda L. Coskey, David W. Gent, P.E., Gordon R. Wingate, and Ken J. Hedrick

     / /  WITHHOLD AUTHORITY to vote on all nominees for directors listed.


INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
               THAT NOMINEE'S NAME ON THE LINE

          provided below:

          -------------------------------------------------------------------

2. For the appointment of Hein + Associates, LLP as the Company's independent auditors.

               / /  FOR       / /  AGAINST        / /  ABSTAIN

                            (PLEASE SIGN ON OTHER SIDE)

                                (CONTINUED FROM FRONT)

3. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.
     The board of directors recommends a vote FOR the nominees named on reverse and if no specification is made, the shares will be voted for such nominees.
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished herewith.

                                   Dated: ____________________________,  1999


                                   ------------------------------------------
                                             Shareholder's Signature

                                   ------------------------------------------
                                                  Shareholder's Signature
                                   SIGNATURE SHOULD AGREE WITH THE NAME PRINTED
                                   HEREON. IF STOCK IS HELD IN THE NAME OF MORE THAN ONE PERSON, EACH JOINT OWNER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN. PERSONS ACTING PURSUANT TO POWER OF ATTORNEY SHOULD SUBMIT POWERS OF ATTORNEY.

      PLEASE SIGN AND RETURN IN THE ENCLOSED SELF ADDRESSED, STAMPED ENVELOPE